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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: October 18, 2000


                          Commission file number 1-1097


                        OKLAHOMA GAS AND ELECTRIC COMPANY
             (exact name of registrant as specified in its charter)


               Oklahoma                             73-0382390
    (State or other jurisdiction of              (I.R.S. Employer
    incorporation or organization)              Identification No.)

                                321 North Harvey
                                  P.O. Box 321
                       Oklahoma City, Oklahoma 73101-0321
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (405) 553-3000
              (Registrant's telephone number, including area code)



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ITEM 5.           OTHER EVENTS

On October 18, 2000, Oklahoma Gas and Electric Company, an Oklahoma corporation (the "Company") entered into a Purchase Agreement and filed on October 20, 2000 with the Securities and Exchange Commission a prospectus supplement relating to $110,000,000 in aggregate principal amount of its 7.125% Senior Notes, Series due October 15, 2005.

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

Exhibits

1.01 Purchase Agreement, dated October 18, 2000, among Lehman Brothers Inc., A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to $110,000,000 of 7.125% Senior Notes, Series due October 15, 2005.

4.02 Supplemental Indenture No. 4 dated as of October 15, 2000, between the Company and The Bank of New York, creating $110,000,000 principal amount of 7.125% Senior Notes, Series due October 15, 2005 (the "Senior Notes").

5.01              Opinion of counsel as to legality of the Senior Notes.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    OKLAHOMA GAS AND ELECTRIC COMPANY
                                    (Registrant)


                                    By: /s/ James R. Hatfield
                                        ----------------------------------
                                               James R. Hatfield,
                                        Senior Vice President and Chief
                                               Financial Officer


                                    (On behalf of the registrant and in his
                                     capacity as Senior Vice President and
                                     Chief Financial Officer)

October 19, 2000



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                                  EXHIBIT INDEX


Exhibits          Description

1.01 Purchase Agreement, dated October 18, 2000, among Lehman Brothers Inc., A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to $110,000,000 of 7.125% Senior Notes, Series due October 15, 2005.

4.02 Supplemental Indenture No. 4 dated as of October 15, 2000, between the Company and The Bank of New York, creating $110,000,000 principal amount of 7.125% Senior Notes, Series due October 15, 2005 (the "Senior Notes").

5.01              Opinion of counsel as to legality of the Senior Notes.